UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2019

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-37497	26-4596286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive, Wilmington, NC		28403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2019, the Subcommittee of the Compensation Committee of the Board of Directors of Live Oak Bancshares, Inc. (the “Company”) approved amendments to performance restricted stock unit (“RSU”) awards to certain executive officers of the Company, including to S. Brett Caines, the Company’s Chief Financial Officer, and Gregory W. Seward, the Company's General Counsel, under the Company’s 2015 Omnibus Stock Incentive Plan, as amended and restated (the “Plan”).

The RSU awards were originally approved on August 10, 2018.  The modifications, approved on February 11, 2019, lengthen the vesting schedule for the RSU awards from seven years to ten years and change the amount of RSUs that vest at various target stock prices. Under the terms of the original awards, a portion of the RSUs were scheduled to vest if the Company's voting common stock attained various closing prices for at least twenty consecutive trading days at any time prior to August 10, 2025, in accordance with the following: 2.5% of the RSUs were to vest upon the attainment of closing stock prices of $35.00 per share, $40.00 per share, $45.00 per share, and $50.00 per share, and 90% of the RSUs were to vest upon the attainment of a closing stock price of $55.00 per share.  As modified, a portion of the RSUs will vest if the Company's voting common stock attains various closing prices for at least twenty consecutive trading days at any time prior to August 10, 2028, in accordance with the following:  20% of the RSUs will vest upon the attainment of closing stock prices of $35.00 per share, $40.00 per share, $45.00 per share, $50.00 per share, and $55.00 per share.

The foregoing description of the RSU award amendments does not purport to be complete and is qualified in its entirety by reference to the form of amended RSU award agreement, including the Amended and Restated Exhibit A, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Amended Form of Performance RSU Award Agreement with Stock Price Condition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK BANCSHARES, INC.
	By:	/s/ S. Brett Caines
S. Brett Caines
Chief Financial Officer

Dated: February 15, 2019